Exhibit 99.1

FINANCIAL NEWS

Cirrus Logic Reports Fiscal Second Quarter Revenue of $559.5 Million

AUSTIN, Texas – November 4, 2026 – Cirrus Logic, Inc. (Nasdaq: CRUS) posted on its website at investor.cirrus.com the quarterly Shareholder Letter that contains the complete financial results for the second quarter of fiscal year 2027, which ended September 26, 2026, as well as the company’s current business outlook.
“Cirrus Logic delivered solid results in the September quarter primarily driven by strong demand and increased content shipping into smartphones,” said John Forsyth, Cirrus Logic president and chief executive officer. “During the quarter we were pleased to see our custom components featured in newly launched smartphones, in addition to broader adoption of our third-generation camera controller in these devices. We also made progress on new product development as we began sampling our analog front-end components for smart metering and taped out both our fourth-generation camera controller for smartphones and second-generation smart codec for AI-enabled PCs. With an extensive roadmap and strong pipeline of opportunities, we remain confident in our ability to grow long-term shareholder value.”

Reported Financial Results – Second Quarter FY27
•Revenue of $559.5 million;
•GAAP gross margin of 53.7 percent and non-GAAP gross margin of 53.8 percent;
•GAAP operating expenses of $168.2 million and non-GAAP operating expenses of $141.6 million; and
•GAAP earnings per share of $2.23 and non-GAAP earnings per share of $2.70.

A reconciliation of GAAP to non-GAAP financial information is included in the tables accompanying this press release.

Business Outlook – Third Quarter FY27
•Revenue is expected to range between $510 million and $570 million;
•GAAP gross margin is forecasted to be between 51 percent and 53 percent; and
•Combined GAAP R&D and SG&A expenses are anticipated to range between $184 million and $190 million, including approximately $21 million in stock-based compensation expense, $9 million in acquisition-related costs, and $2 million in amortization of acquisition intangibles, resulting in a non-GAAP operating expense range between $152 million and $158 million.

Share Repurchase Authorization
The company also announced that in October 2026 its Board of Directors authorized the repurchase of up to an additional $500 million of the company's common stock. The repurchases are expected to be funded from working capital and anticipated cash flow from operations and may occur from time to time depending on a variety of factors, including general market and economic conditions and other corporate considerations. Repurchases may be effected through a variety of means, including open market purchases, privately negotiated transactions, 10b5-1 plans, or other means, in accordance with applicable securities laws. The company is not obligated to repurchase any specific amount of shares, and repurchases may be suspended or discontinued at any time without notice.

Financial Results Conference Call
Cirrus Logic will host a live Q&A session at 5 p.m. ET today to discuss its financial results and business outlook. Participants may listen to the call on the investor relations website at investor.cirrus.com. A replay of the call can be accessed at the same website.

About Cirrus Logic, Inc.
Cirrus Logic is a leader in low-power, high-precision mixed-signal processing solutions that create innovative user experiences for the world’s top mobile and consumer applications. With headquarters in Austin, Texas, Cirrus Logic is recognized globally for its award-winning corporate culture.

Cirrus Logic, Cirrus and the Cirrus Logic logo are registered trademarks of Cirrus Logic, Inc. All other company or product names noted herein may be trademarks of their respective holders.

Investor Contact
Chelsea Heffernan
Vice President, Investor Relations
Cirrus Logic, Inc.
(512) 851-4125
Investor@cirrus.com

Use of Non-GAAP Financial Information
To supplement Cirrus Logic's financial statements presented on a GAAP basis, the company has provided non-GAAP financial information, including non-GAAP net income, diluted earnings per share, operating income and profit, operating expenses, gross margin and profit, tax expense, tax expense impact on earnings per share, effective tax rate, free cash flow, and free cash flow margin. A reconciliation of the adjustments to GAAP results is included in the tables below.

Acquisition-related costs include professional fees and other discrete costs incurred in connection with acquisition-related activity, as well as acquisition-specific employee bonus and retention payments. The employee payments were established in connection with completed acquisitions, are subject to transaction-specific employment or retention conditions, and are not expected to recur after the applicable transaction-related obligations are satisfied. These amounts are excluded from the company’s non-GAAP measures because management believes they are not indicative of the company’s ongoing operating performance.

Non-GAAP financial information is not meant as a substitute for GAAP results but is included because management believes such information is useful to our investors for informational and comparative purposes. In addition, certain non-GAAP financial information is used internally by management to evaluate and manage the company. The non-GAAP financial information used by Cirrus Logic may differ from that used by other companies. These non-GAAP measures should be considered in addition to, and not as a substitute for, the results prepared in accordance with GAAP.

Safe Harbor Statement
Except for historical information contained herein, the matters set forth in this news release contain forward-looking statements including our statements about our ability to grow long-term shareholder value; and our estimates for the third quarter fiscal year 2027 revenue, gross margin, combined research and development and selling, general and administrative expense levels, stock-based compensation expense, acquisition-related costs, amortization of acquisition intangibles, and our resulting non-GAAP operating expense range. In some cases, forward-looking statements are identified by words such as “expect,” “anticipate,” “target,” “project,” “believe,” “goals,” “opportunity,” “estimates,” “intend,” and variations of these types of words and similar expressions. In addition, any statements that refer to our plans, expectations, strategies, or other characterizations of future events or circumstances are forward-looking statements. These forward-looking statements are based on our current expectations, estimates, and assumptions and are subject to certain risks and uncertainties that could cause actual results to differ materially, and readers should not place undue reliance on such statements. These risks and uncertainties include, but are not limited to, the following: the level and timing of orders and shipments during the third quarter of fiscal year 2027; customer cancellations of orders; the failure to place orders consistent with forecasts; global economic conditions and uncertainty; and our ability to develop and commercialize products and technologies for new markets, along with the risk factors listed in our Form 10-K for the year ended March 28, 2026 and in our other filings with the Securities and Exchange Commission, which are available at www.sec.gov. The foregoing information concerning our business outlook represents our outlook as of the date of this news release, and we expressly disclaim any obligation to update or revise any forward-looking statements, whether as a result of new developments or otherwise, unless required by law.

CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
(in thousands, except per share data; unaudited)

	Three Months Ended			Six Months Ended
	Sep. 26,	Jun. 27,	Sep. 27,	Sep. 26,	Sep. 27,
	2026	2026	2025	2026	2025
	Q2'27	Q1'27	Q2'26	Q2'27	Q2'26
Audio	$314,509	$249,034	$318,214	$563,544	$558,257
High-Performance Mixed-Signal	244,953	210,689	242,746	455,641	409,975
Net sales	559,462	459,723	560,960	1,019,185	968,232
Cost of sales	258,909	217,868	266,586	476,778	459,828
Gross profit	300,553	241,855	294,374	542,407	508,404
Gross margin	53.7%	52.6%	52.5%	53.2%	52.5%

Research and development	123,341	115,013	110,021	238,354	212,913
Selling, general and administrative	44,840	42,406	39,589	87,246	78,333
Total operating expenses	168,181	157,419	149,610	325,600	291,246

Income from operations	132,372	84,436	144,764	216,807	217,158

Interest income, net	9,672	10,082	8,695	19,754	17,317
Other expense	(62)	(363)	(63)	(425)	(451)
Income before income taxes	141,982	94,155	153,396	236,136	234,024
Provision for income taxes	27,243	17,304	21,800	44,546	41,731
Net income	$114,739	$76,851	$131,596	$191,590	$192,293

Basic earnings per share	$2.30	$1.52	$2.57	$3.81	$3.74
Diluted earnings per share	$2.23	$1.47	$2.48	$3.69	$3.61

Weighted average number of shares:
Basic	49,902	50,550	51,175	50,226	51,451
Diluted	51,481	52,353	53,054	51,907	53,195

Prepared in accordance with Generally Accepted Accounting Principles

RECONCILIATION BETWEEN GAAP AND NON-GAAP FINANCIAL INFORMATION
(in thousands, except per share data; unaudited; not prepared in accordance with GAAP)

Non-GAAP financial information is not meant as a substitute for GAAP results, but is included because management believes such information is useful to our investors for informational and comparative purposes. In addition, certain non-GAAP financial information is used internally by management to evaluate and manage the company. As a note, the non-GAAP financial information used by Cirrus Logic may differ from that used by other companies. These non-GAAP measures should be considered in addition to, and not as a substitute for, the results prepared in accordance with GAAP.

	Three Months Ended			Six Months Ended
	Sep. 26,	Jun. 27,	Sep. 27,	Sep. 26,	Sep. 27,
	2026	2026	2025	2026	2025
Net Income Reconciliation	Q2'27	Q1'27	Q2'26	Q2'27	Q2'26
GAAP Net Income	$114,739	$76,851	$131,596	$191,590	$192,293
Amortization of acquisition intangibles	1,647	1,647	1,648	3,295	3,295
Stock-based compensation expense	18,273	20,589	20,597	38,862	41,406
Acquisition-related costs (1)	6,897	—	—	6,897	—
Adjustment to income taxes	(2,380)	(2,988)	(3,861)	(5,368)	(6,700)
Non-GAAP Net Income	$139,176	$96,099	$149,980	$235,276	$230,294

Earnings Per Share Reconciliation
GAAP Diluted earnings per share	$2.23	$1.47	$2.48	$3.69	$3.61
Effect of Amortization of acquisition intangibles	0.03	0.03	0.03	0.06	0.06
Effect of Stock-based compensation expense	0.36	0.40	0.39	0.75	0.78
Effect of Acquisition-related costs	0.13	—	—	0.13	—
Effect of Adjustment to income taxes	(0.05)	(0.06)	(0.07)	(0.10)	(0.12)
Non-GAAP Diluted earnings per share	$2.70	$1.84	$2.83	$4.53	$4.33

Operating Income Reconciliation
GAAP Operating Income	$132,372	$84,436	$144,764	$216,807	$217,158
GAAP Operating Profit	23.7%	18.4%	25.8%	21.3%	22.4%
Amortization of acquisition intangibles	1,647	1,647	1,648	3,295	3,295
Stock-based compensation expense - COGS	276	238	363	514	663
Stock-based compensation expense - R&D	12,651	13,245	13,019	25,895	26,091
Stock-based compensation expense - SG&A	5,346	7,106	7,215	12,453	14,652
Acquisition-related costs	6,897	—	—	6,897	—
Non-GAAP Operating Income	$159,189	$106,672	$167,009	$265,861	$261,859
Non-GAAP Operating Profit	28.5%	23.2%	29.8%	26.1%	27.0%

Operating Expense Reconciliation
GAAP Operating Expenses	$168,181	$157,419	$149,610	$325,600	$291,246
Amortization of acquisition intangibles	(1,647)	(1,647)	(1,648)	(3,295)	(3,295)
Stock-based compensation expense - R&D	(12,651)	(13,245)	(13,019)	(25,895)	(26,091)
Stock-based compensation expense - SG&A	(5,346)	(7,106)	(7,215)	(12,453)	(14,652)
Acquisition-related costs	(6,897)	—	—	(6,897)	—
Non-GAAP Operating Expenses	$141,640	$135,421	$127,728	$277,060	$247,208

Gross Margin/Profit Reconciliation
GAAP Gross Profit	$300,553	$241,855	$294,374	$542,407	$508,404
GAAP Gross Margin	53.7%	52.6%	52.5%	53.2%	52.5%
Stock-based compensation expense - COGS	276	238	363	514	663
Non-GAAP Gross Profit	$300,829	$242,093	$294,737	$542,921	$509,067
Non-GAAP Gross Margin	53.8%	52.7%	52.5%	53.3%	52.6%

Effective Tax Rate Reconciliation
GAAP Tax Expense	$27,243	$17,304	$21,800	$44,546	$41,731
GAAP Effective Tax Rate	19.2%	18.4%	14.2%	18.9%	17.8%
Adjustment to income taxes	2,380	2,988	3,861	5,368	6,700
Non-GAAP Tax Expense	$29,623	$20,292	$25,661	$49,914	$48,431
Non-GAAP Effective Tax Rate	17.5%	17.4%	14.6%	17.5%	17.4%

Tax Impact to EPS Reconciliation
GAAP Tax Expense	$0.53	$0.33	$0.41	$0.86	$0.78
Adjustment to income taxes	0.05	0.06	0.07	0.10	0.12
Non-GAAP Tax Expense	$0.58	$0.39	$0.48	$0.96	$0.90

(1) Acquisition-related costs include professional fees and other discrete costs incurred in connection with acquisition-related activity, as well as acquisition-specific employee bonus and retention payments.

CONSOLIDATED CONDENSED BALANCE SHEET
(in thousands; unaudited)

	Sep. 26,	Mar. 28,	Sep. 27,
	2026	2026	2025
ASSETS
Current assets
Cash and cash equivalents	$720,124	$800,930	$593,476
Marketable securities	31,923	86,697	52,424
Accounts receivable, net	365,753	220,149	355,397
Inventories	271,198	240,871	236,409
Prepaid assets	47,080	47,587	51,657
Prepaid wafers	—	14,733	45,056
Other current assets	27,815	22,741	32,581
Total current assets	1,463,893	1,433,708	1,367,000

Long-term marketable securities	324,387	266,160	250,146
Right-of-use lease assets	113,552	120,676	125,315
Property and equipment, net	151,549	143,975	151,154
Intangibles, net	17,470	20,727	24,451
Goodwill	435,936	435,936	435,936
Deferred tax assets	44,851	49,824	46,511
Other assets	37,769	18,368	29,170
Total assets	$2,589,407	$2,489,374	$2,429,683

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$104,407	$80,645	$79,974
Accrued salaries and benefits	55,442	52,723	52,689
Software license agreements	16,586	22,229	26,803
Current lease liabilities	21,863	19,872	19,481
Other accrued liabilities	30,193	19,187	31,376
Total current liabilities	228,491	194,656	210,323

Non-current lease liabilities	105,871	114,105	120,985
Non-current income taxes	48,031	46,721	45,357
Software license agreements and other	14,846	5,896	10,576
Total long-term liabilities	168,748	166,722	176,918

Stockholders' equity:
Capital stock	1,986,816	1,945,958	1,903,638
Accumulated earnings	211,034	184,881	139,025
Accumulated other comprehensive loss	(5,682)	(2,843)	(221)
Total stockholders' equity	2,192,168	2,127,996	2,042,442
Total liabilities and stockholders' equity	$2,589,407	$2,489,374	$2,429,683

Prepared in accordance with Generally Accepted Accounting Principles

CONSOLIDATED CONDENSED STATEMENT OF CASH FLOWS
(in thousands; unaudited)

	Three Months Ended

	Sep. 26,	Sep. 27,
	2026	2025
	Q2'27	Q2'26
Cash flows from operating activities:
Net income	$114,739	$131,596
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	13,591	12,704
Stock-based compensation expense	18,273	20,597
Deferred income taxes	10,457	7,470
Other non-cash adjustments	204	68
Net change in operating assets and liabilities:
Accounts receivable	(111,782)	(141,312)
Inventories	(8,452)	42,575
Prepaid wafers	—	16,878
Other assets	(18,036)	(8,485)
Accounts payable and other accrued liabilities	39,376	29,451
Income taxes payable	(7,464)	(19,328)
Net cash provided by operating activities	50,906	92,214
Cash flows from investing activities:
Maturities and sales of available-for-sale marketable securities	81,651	39,752
Purchases of available-for-sale marketable securities	(85,423)	(43,171)
Purchases of property, equipment and software	(8,418)	(3,868)
Investments in technology	(225)	(642)
Net cash used in investing activities	(12,415)	(7,929)
Cash flows from financing activities:
Net proceeds from the issuance of common stock	667	1,568
Repurchase of stock to satisfy employee tax withholding obligations	(1,202)	(1,261)
Repurchase and retirement of common stock	(128,498)	(39,986)
Net cash used in financing activities	(129,033)	(39,679)
Net (decrease) increase in cash and cash equivalents	(90,542)	44,606
Cash and cash equivalents at beginning of period	810,666	548,870
Cash and cash equivalents at end of period	$720,124	$593,476

Prepared in accordance with Generally Accepted Accounting Principles

RECONCILIATION BETWEEN GAAP AND NON-GAAP FINANCIAL INFORMATION
(in thousands; unaudited)

Free cash flow, a non-GAAP financial measure, is GAAP cash flow from operations (or cash provided by operating activities) less capital expenditures. Capital expenditures include purchases of property, equipment and software as well as investments in technology, as presented within our GAAP Consolidated Condensed Statement of Cash Flows. Free cash flow margin represents free cash flow divided by revenue.

	Twelve Months Ended	Three Months Ended

	Sep. 26,	Sep. 26,	Jun. 27,	Mar. 28,	Dec. 27,
	2026	2026	2026	2026	2025
	Q2'27	Q2'27	Q1'27	Q4'26	Q3'26

Net cash provided by operating activities (GAAP)	$557,288	$50,906	$64,128	$151,420	$290,834
Capital expenditures	(31,703)	(8,643)	(15,504)	(2,396)	(5,160)
Free Cash Flow (Non-GAAP)	$525,585	$42,263	$48,624	$149,024	$285,674

Cash Flow from Operations as a Percentage of Revenue (GAAP)	27%	9%	14%	34%	50%
Capital Expenditures as a Percentage of Revenue (GAAP)	2%	2%	3%	1%	1%
Free Cash Flow Margin (Non-GAAP)	26%	8%	11%	33%	49%

RECONCILIATION BETWEEN GAAP AND NON-GAAP FINANCIAL INFORMATION
(in millions; unaudited)
(not prepared in accordance with GAAP)

Q3 FY27
Guidance
Operating Expense Reconciliation
GAAP Operating Expenses	$184 - 190
Stock-based compensation expense	(21)
Acquisition-related costs	(9)
Amortization of acquisition intangibles	(2)
Non-GAAP Operating Expenses	$152 - 158